SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2003

                                    (April 21, 2003)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza		10004
New York, New York		(Zip code)
(Address of principal executive offices)

(212) 668-0340

(Registrant’s telephone number, including area code)

Page 1 of 16 Pages

Index to Exhibits on Page 4

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits .
(c) Exhibits	.

Exhibit Number	Item

99.04	Press Release dated April 17, 2003

Item 12.    Results of Operations and Financial Condition

On April 17, 2003, Ambac Financial Group, Inc. (the “Registrant”) issued a press release containing unaudited interim financial information and accompanying discussion for the 2003 first quarter earnings. Exhibit 99.04 is a copy of such press release and is incorporated by reference.

The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.04, shall be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc. (Registrant)

Dated:	April 21, 2003	By:	/s/ THOMAS J. GANDOLFO
Thomas J. Gandolfo Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.04	Unaudited interim financial statements and accompanying discussion for the three months ended March 31, 2003 contained in the press release issued by the Registrant on April 17, 2003.